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                       FEDERAL INCOME TAX ALLOCATION AGREEMENT

                           PAULA FINANCIAL & SUBSIDIARIES

Effective January 1, l997, the Federal Income Tax filing is to be consolidated with the following entities:

                                   PAULA FINANCIAL
                           PAN AMERICAN UNDERWRITERS, INC.
              PAY AMERICAN UNDERWRITERS INSURANCE AGENTS & BROKERS, INC.
                PAULA TRADING COMPANY INSURANCE AGENTS & BROKERS, INC.
                           AGRI-COMP INSURANCE AGENCY, INC.
                       PAN PACIFIC BENEFIT ADMINISTRATORS, INC.
                               PAULA INSURANCE COMPANY
                               PAULA ASSURANCE COMPANY
                              PAULA MEXICO, S.A. de C.V.

   In consideration of filing a consolidated Federal Income Tax return it is agreed as follows:

    The allocation of the consolidated Federal Income Tax provisions/credits for PAULA Insurance Company and PAULA Assurance Company are to be based upon their separate Federal Income Tax return calculations. The other entities are to share the remaining Federal Income Tax provisions/credits upon their proportionate share of taxable income/loss or any other reasonable allocation method approved by the Audit Committee.

    All inter-company balances are to be settled within sixty (60) days following the filing of the consolidated Federal Income Tax return or receipt of any applicable share of Income Tax recovery, whichever is later.

Dated:  4/10/97


PAULA FINANCIAL                        PAULA TRADING COMPANY INSURANCE
                                       AGENTS & BROKERS, INC.

/s/ [ILLEGIBLE]                        /s/ [ILLEGIBLE]
-----------------------                ----------------------------
    President/CEO                           President/CEO

PAN AMERICAN UNDERWRITERS, INC.        AGRI-COMP INSURANCE AGENCY, INC.

/s/ [ILLEGIBLE]                        /s/ [ILLEGIBLE]
-----------------------                ----------------------------
    President/CEO                           President/CEO

PAN AMERICAN UNDERWRITERS INSURANCE    PAN PACIFIC BENEFIT ADMINISTRATORS INC.
AGENTS & BROKERS, INC.

/s/ [ILLEGIBLE]                        /s/ [ILLEGIBLE]
-----------------------                ----------------------------
    President/CEO                           President/CEO


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PAULA INSURANCE COMPANY                PAULA MEXICO, S.A. DE C.V.


/s/ [ILLEGIBLE]                        /s/ [ILLEGIBLE]
-----------------------                ----------------------------
    President/CEO                           President/CEO


PAULA ASSURANCE COMPANY

/s/ [ILLEGIBLE]
-----------------------
    President/CEO


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